EXHIBIT 10.2 EXECUTION COPY SECOND LEASE AMENDMENT THIS SECOND LEASE AMENDMENT (this “Second Amendment”) is entered into as of the 22nd day of May, 2020 (the “Effective Date”), by and between LeMone Family Limited Partnership, LLLP, a Missouri limited liability limited partnership, hereinafter referred to as “Landlord,” and BEYOND MEAT, INC., a Delaware corporation formerly known as Savage River, Inc., hereinafter referred to as “Tenant”. WHEREAS, Landlord and Tenant entered into a Lease, dated as of October 12, 2017 (the “Original Lease”), pursuant to which Tenant leased from Landlord the real estate and improvements located at 2400 Maguire Boulevard, Columbia, Boone County, Missouri (the “Current Premises”), with the Commencement Date under the Original Lease occurring on August 1, 2018; WHEREAS, the Original Lease was amended by the Lease Amendment, dated April 18, 2018, between Landlord and Tenant (together with the Original Lease, the “Prior Lease”); WHEREAS, RML Investment Properties LLC, a Missouri limited liability company (“RML”), owns land immediately north of and abutting the Current Premises and commonly known as Lot 27, Concorde Office and Industrial Plaza, Plat 14, Boone County, Missouri (the “Raw Land”); WHEREAS, RML and Tenant entered into a Lease, dated May 6, 2019 (the “Raw Land Lease”), pursuant to which Tenant leased from Landlord the Raw Land and deposited with RML the sum of Seven Thousand Dollars ($7,000.00) as security for Tenant’s performance of its obligations under the Raw Land Lease; WHEREAS, RML will, soon after the execution of this Second Amendment by Landlord and Tenant, transfer all of its right, title and interest in and to the Raw Land and the Raw Land Lease to Landlord; WHEREAS, Landlord and Tenant wish to enter into this Second Amendment to increase the size of the Premises, as defined in the Prior Lease, to include the Raw Land and the Additional Improvements (collectively, the “Additional Property”); WHEREAS, Landlord and Tenant have obtained and prepared plans and specifications to construct a parking lot on the Raw Land, which are attached hereto as Exhibit “A” and incorporated herein by this reference (collectively, the “Additional Improvements”); 1

WHEREAS, concurrently with the execution of this Second Amendment, Landlord and Tenant are entering into a Lease Termination Agreement, pursuant to which the Raw Land Lease and each party’s remaining obligations thereunder (other than those expressly surviving expiration or earlier termination thereof) shall terminate, it being acknowledged that the Prior Lease, as amended by this Second Amendment, shall govern Tenant’s leasing from Landlord, and Landlord’s leasing to Tenant, of the Additional Property, and hereinafter the Lease shall refer to the Prior Lease as amended by this Second Amendment; and WHEREAS, the parties desire to enter into this Second Amendment to modify the terms of the Prior Lease as herein set forth. Terms defined in the Prior Lease shall have the same meanings in this Second Amendment. NOW THEREFORE, for and in consideration of the mutual agreements and covenants herein, the parties hereby agree as follows: 1. Conditions Precedent to Effectiveness of Second Amendment. The effectiveness of this Second Amendment is conditioned on the occurrence of each of the following: (1) Landlord owning fee simple title in and to the Additional Property, (2) Landlord being the assignee of RML’s right, title, and interest in and to the Raw Land Lease, including, without limitation, the Seven Thousand Dollar ($7,000) security deposit Tenant submitted to RML thereunder, (3) Landlord and Tenant entering into the Lease Termination Agreement concurrently with this Second Amendment; and (4) Landlord having obtained all necessary building permits to construct the Additional Improvements. If the conditions set forth in the immediately preceding are not satisfied by the date that is forty-five (45) days after the date of this Second Amendment, this Second Amendment shall become automatically terminated, and be of no further force or effect. 2. Certain Amendments to the Prior Lease. 2.1 Recital One of the Prior Lease. The Prior Lease is amended by deleting the first Recital in its entirety and inserting in its place and stead the following: “WHEREAS, Landlord is the owner of certain real estate and improvements located in Columbia, Boone County, Missouri, known as (i) 2400 Maguire Boulevard, Columbia, Boone County, Missouri, and (ii) Lot 27, Concorde Office and Industrial Plaza, Plat 14 (collectively, the “Property”);” 2.2 Section 4 of the Prior Lease. The Prior Lease is amended by deleting Section 4 in its entirety and inserting in its place and stead the following: 2

“4. Rent. (a) During the Lease term, Tenant shall pay monthly rent to Landlord, payable in advance on the first day of each calendar month. Beginning on the first day of the calendar month following the Effective Date of the Second Amendment and the date all conditions precedent set forth in Section 1 of the Second Amendment have been satisfied, Tenant shall pay to Landlord monthly rent for the Premises as follows: (i) Forty-Nine Thousand Two Hundred Eighty-One Dollars ($49,281.00) per month for the remainder of the Second Lease Year; (ii) Fifty-One Thousand Nine Hundred Forty-Nine Dollars ($51,949.00) per month beginning on the first day of the third Lease Year and continuing for the remainder of the Initial Term; (iii) Thirty-Nine Thousand Seven Hundred Twenty-Four Dollars ($39,724.00) per month during the First Option Term; and (iv) Forty-Two Thousand Eighty-Three Dollars ($42,083.00) per month during the Second Option Term.” 2.3 Section 5 of the Prior Lease. The Prior Lease is amended by deleting Section 5 in its entirety and inserting in its place and stead the following: “5. Security Deposit. Landlord and Tenant acknowledge that Landlord has in its possession a security deposit in an amount equal to Fifty-Seven Thousand Dollars ($57,000) as security for performance of all the obligations of Tenant under this Lease, including, without limitation, the payment of all rent and other charges due Landlord under this Lease. In addition to the rights and remedies of Landlord set forth elsewhere in this Lease or otherwise available to Landlord under applicable law, in the event of any default by Tenant under this Lease that remains uncured after written notice and the passing of all applicable cure periods, Landlord shall be entitled to apply said deposit to the obligations of Tenant under this Lease or shall be entitled to expend said security deposit toward the out of pocket costs and expenses incurred by Landlord in connection with remedying any such default by Tenant capable of being remedied by the expenditure of money. Should Landlord so pay or apply said deposit, Tenant shall within five (5) business days of its receipt of Landlord’s written demand, deposit such additional sums with Landlord as may be necessary to restore said deposit to Fifty-Seven Thousand Dollars ($57,000). At the end of the Lease term, provided Tenant is not then in default according to the terms and provisions of 3 this Lease (that remains uncured after written notice of the same and the passing of all applicable cure periods), Landlord shall within thirty (30) days after the end of the Lease term, or upon written demand from Tenant, refund any portion thereof that remains after use of said deposit by Landlord in accordance with the foregoing provisions of this Paragraph, without interest.” 2.1 Section 22 of the Prior Lease. The Prior Lease is amended by deleting Section 22 in its entirety and inserting in its place and stead the following: “If Tenant shall hold over after expiration of the term of this Lease for any cause, Tenant shall be liable for one and one-half times the base rent payable hereunder for the first three (3) months following the end of the Lease term, and double the base rent payable hereunder for the remainder of any such holdover period and shall otherwise be upon the applicable terms and conditions set forth in this Lease.” 3. Construction. 3.1 Upon execution of this Second Amendment, Landlord shall commence construction of the Additional Improvements, and shall substantially complete construction of the Additional Improvements with all reasonable diligence. 3.2 To minimize interference to Tenant’s business operations at, and use of, the Current Premises and the Raw Land during construction of the Additional Improvements, Landlord and Tenant covenant to implement the plan attached hereto as Exhibit “A” and made a part hereof, and otherwise take (or cause to be taken) all action, and to do (or cause to be done) all things reasonably necessary, proper, or advisable in furtherance of minimizing such interference. 3.3 For purposes of this Second Amendment, the Additional Improvements shall be deemed to be “substantially complete” when Landlord has (a) obtained an approval notice from the City of Columbia for the Additional Improvements (temporary or permanent) and (b) completed the Additional Improvements such that Tenant may lawfully use and occupy the Additional Property, for Tenant’s intended purpose, subject to Punch List Items. 3.4 As used in this Second Amendment, “Punch List Items” are those minor items of construction that must be completed or corrected and that will not materially interfere with Tenant’s ability to occupy the Additional Property. Landlord shall notify Tenant upon substantial completion, whereupon the Additional Property shall be delivered to and accepted by Tenant; except, that, Landlord shall complete all Punch List Items as soon thereafter as reasonably practicable. 4

3.5 Landlord and Tenant agree that Tenant is paying the cost to construct the Additional Improvements, including a fee for the general contractor constructing the Additional Improvements (the “Contractor”) equal to eight percent (8%) of the actual construction cost of Additional Improvements, pursuant to the terms and provisions of a construction contract to be entered into between Landlord and Contractor (the “Contract”), which shall include the provisions set forth on Exhibit “B” of this Second Amendment. Prior to Landlord invoicing Tenant, all applications for payment (“Application for Payment”) submitted to Landlord by the Contractor shall be simultaneously submitted to Landlord and Tenant for their review. Within five (5) business days of receipt of an accurate, correct, and complete Application for Payment, Landlord and Tenant must approve or reject such Application for Payment (or portions thereof) using DocuSign, and any such disapproval shall be accompanied with a brief description of the reason (in reasonable detail) for such rejection. The Application for Payment shall be deemed approved if Landlord and Tenant fail to timely approve or disapprove such Application for Payment within such five (5) business day period. All undisputed costs for completion of the Additional Improvements shall be paid by Tenant monthly, within thirty (30) calendar days of invoicing from Landlord. 4. Other Provisions. Except as set forth in this Second Amendment, all other terms and provisions of the Prior Lease shall remain in full force and effect. Any inconsistency between the Prior Lease and this Second Amendment shall be governed by this Second Amendment. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute the same amendment. For purposes of this Second Amendment, signatures by facsimile or electronic PDF shall be binding to the same extent as original signatures. Each signatory of this Second Amendment on behalf of Tenant and Landlord represents that he or she has the full power and authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting. The headings of the paragraphs in this Second Amendment are for reference only and shall not affect the meaning or interpretation of this Second Amendment. Landlord and Tenant acknowledge and reaffirm all of their obligations under the Prior Lease, as the Prior Lease has been amended by this Second Amendment, and agree that any reference made in any other document to the Prior Lease shall mean the Prior Lease as amended by this Second Amendment. The Prior Lease, as hereby amended, may not be further amended except in writing signed by both Landlord and Tenant. If any provisions of this Second Amendment or the Prior Lease, as amended hereby, shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of the Prior Lease or this Second Amendment and all such other provisions shall remain in full force and effect. Landlord and Tenant hereby acknowledge and agree this Second Amendment shall not be construed or interpreted against either party hereto by virtue of the identity of the preparer. 5

5. Binding Effect. The covenants and agreements of this Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, legal representatives, successors, and assigns. 6. Attorneys’ Fees. If a party hereto brings an action or suit against the other party hereto to enforce any provisions of this Second Amendment or the Prior Lease, the prevailing party in such action or suit shall be entitled to have and recover from the other party hereto, in addition to damages, equitable or other relief, all costs and expenses of the action or suit and any appeals therefrom, including reasonable attorneys’ fees and court costs and costs of expert witnesses, and fees incurred to enforce any judgment therefrom. 7. No Broker. Each of Landlord and Tenant represent and warrant to each other that neither of them has had any dealings with any real estate broker or agent in connection with the negotiation of this Second Amendment. Landlord and Tenant each hereby agree to indemnify, defend and hold harmless the other against any losses, causes of action, liabilities, damages, claims, demands, costs and expenses (including reasonable attorneys’ fees and costs) incurred, or to be incurred, for any breach of the foregoing warranty by either party hereto regarding any such dealings with any real estate broker or agent. [remainder of page intentionally left blank; signature pages follow] 6

IN WITNESS WHEREOF, this Second Amendment has been executed as of the Effective Date. Landlord: LEMONE FAMILY LIMITED PARTNERSHIP LLLP, a Missouri limited liability limited partnership By: /s/ Sara Maguire LeMone 5/22/20 Name: Sara Maguire LeMone Title: General Partner [signatures continued on following page] SIGNATURE PAGE TO SECOND AMENDMENT TO LEASE (2400 Maguire Boulevard, Columbia, MO)

[signatures continued from preceding page] Tenant: BEYOND MEAT, INC., a Delaware corporation By: /s/ Sanjay Shah 5/20/20 Name: Sanjay Shah Title: COO SIGNATURE PAGE TO SECOND AMENDMENT TO LEASE (2400 Maguire Boulevard, Columbia, MO)

Exhibit “A” Additional Improvements [attached hereto] EXHIBIT “A” TO SECOND AMENDMENT TO LEASE (2400 Maguire Boulevard, Columbia, MO)

Exhibit “B” Provisions to Be Included in the Contract Landlord promptly shall cause the Contract to include each of the following provisions and Landlord shall provide a copy of the fully executed Contract or similar document or agreement evidencing the same: 1. Cost of the Work; General Conditions; Applications for Payment; Audit Rights; Cost Savings. 1.1. The “Cost of the Work” is the amount described as the “Original Scheduled Value” in the Schedule of Values approved by Contractor, Landlord, and Tenant (the “Schedule of Values”). The Cost of the Work shall include the cost of the work and services identified in the Schedule of Values (and as may be modified pursuant to this Paragraph). Notwithstanding anything to the contrary set forth herein or in the Contract, Tenant shall not be obligated to pay as Cost of the Work, any of the following items: (1) the Contractor’s capital expenses, including interest on the Contractor’s capital employed for the work described in the Contract and Plans and Specifications approved by Landlord, Tenant, and Contractor (collectively, the “Contract Documents”, and such work, collectively, the “Work”); (2) costs due to the fault or negligence of the Landlord, the Contractor and/or its Subcontractors and any other person or entity for whose acts the Contractor and/or its Subcontractors may be liable, including, without limitation, the costs of correcting damaged, defective or non-conforming Work, disposal and replacement of materials and equipment incorrectly ordered or supplied; and (3) overhead and general expenses, general conditions and profit other than the “General Conditions” of 2% and the “Contractor’s Mark-up” of 8% set forth on the approved project bid dated January 13, 2020 and revised March 4, 2020, a copy of which is attached hereto as Exhibit “1” and made a part hereof; except, that, “Contractor’s Mark-up” shall exclude any mark-up on General Conditions. Further, notwithstanding anything to the contrary set forth herein or in the Contract, the General Conditions shall not include any cost item that is already accounted for in another line item in the project budget. 1.2. The period covered by each Application for Payment shall be one calendar month ending on the last day of the month. Each Application for Payment shall be accompanied by a lien waiver, executed by each Subcontractor and each materialman or supplier, covering all labor and materials that shall have been paid for in any previous application. Each Application for Payment shall also be accompanied by a partial lien waiver, executed by the Contractor and covering the entire amount of the payment requested by the relevant Application for Payment, effective on payment. In addition, each Application for Payment shall be notarized, if required, and supported by such data substantiating the Contractor’s right to payment as Landlord or Tenant may reasonably require, such as copies of requisitions, invoices or payment applications from Subcontractors and material suppliers. Neither Landlord nor Tenant shall be required to process an Application for Payment until such lien waivers and other requested information are submitted. The Contractor’s Applications for Payment may not include requests for payment of amounts the Contractor does not intend to pay to a Subcontractor or material supplier because of a dispute or other reason. 1.3. Contractor shall permit Landlord and Tenant to audit its books for any purpose of determining the correctness and allowability of charges made pursuant to the Contract, including all items in the Cost of the Work and in any change order (except that these provisions shall not apply to Work contracted on a lump sum basis). Contractor promptly shall produce all data that Landlord or Tenant may request for any such purpose. Contractor shall keep, and shall cause all Subcontractors to keep, such full and detailed accounts as may be necessary to reflect its operations with respect to such charges and extras. Landlord and Tenant and each of their respective agents and employees shall be afforded access at all reasonable times to Contractor’s and (if applicable) Subcontractors’ books, correspondence, instructions, receipts, vouchers, memoranda, and records of all kinds, relating to all Work under the Contract as well as to changes in the Work and extras. In regard to the foregoing and generally, Contractor hereby authorizes the Owner, and shall require all Subcontractors to authorize the Owner, to check directly with its suppliers EXHIBIT “B” TO SECOND AMENDMENT TO LEASE (2400 Maguire Boulevard, Columbia, MO)

of labor and materials the charges for such labor, material, and other items appearing in the Contractor’s bills rendered to the Owner and the balances due on such charges and to obtain sworn statements and waivers of lien from any such suppliers. This provision shall survive for a period of four (4) years after the date the Landlord Improvements are substantially complete. 1.4. If the final Cost of the Work incurred by Contractor on the Project is less than the amount set forth in the Schedule of Values agreed upon by Landlord and Tenant, Tenant shall be entitled to all such savings and Contractor will return to Landlord, for the benefit of Tenant, Cost of the Work saved. 2. Warranties; Condition to Final Payment. 2.1. Contractor warrants to Landlord and Tenant that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by Plans and Specifications, that the Work will be free from any defects or deficiencies in workmanship or materials (ordinary wear and tear excepted) and that the Work will conform with the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, shall be considered defective. The Contractor’s warranty does not cover damage or failure of materials to the extent caused by any abuse, modification, improper or insufficient maintenance or improper operation by the Owner. If required by the Owner, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment to be employed in the performance of the Work. 2.2. In addition to the warranties set forth in the immediately preceding Paragraph, Contractor represents and warrants to Landlord and Tenant that all Work, materials, and equipment furnished under the Contract shall be free from failure under ordinary usage for a period of one (1) year from the date the Landlord Improvements are substantially complete. All Work not conforming to these standards shall be considered defective. Further, Contractor agrees that all guarantees or warranties of equipment or materials furnished to the Contractor or Subcontractors by any manufacturer or supplier shall be deemed to run to the benefit of, and are hereby assigned to, Landlord (subject to the remainder of this Paragraph). As a condition to final payment for the Work, the Contractor shall deliver to the Landlord two (2) clean, complete and readable copies of all guarantees and warranties on equipment and materials furnished by all manufacturers and suppliers to the Contractor and all Subcontractors, together with duly executed instruments properly assigning the guarantees and warranties to Landlord, and shall also deliver to Landlord two (2) clean, complete and readable copies of as-built drawings, all related manufacturer’s instructions, related maintenance manuals, replacement lists, detailed drawings and any technical requirements necessary to operate and maintain such equipment and materials or needed to maintain the effectiveness of any such warranties. All warranties set forth in this Paragraph and the immediately preceding paragraph shall be assignable to Tenant, and upon Tenant’s written request therefor, shall be assigned to Tenant if and to the extent Tenant is required to repair, maintain, or replace any of the Work pursuant to the applicable provisions of the Lease. 3. Indemnity; Insurance. 3.1. Contractor shall indemnify and hold harmless Landlord, Tenant, and their respective officers, directors, shareholders, partners, employees or agents, from and against claims, damages, losses and expenses, including, without limitation, reasonably attorneys’ fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property including loss of use resulting therefrom, but only to the extent caused in whole or in part by the acts or omissions of the Contractor, a Subcontractor, a sub-Subcontractor, materialman, or supplier or anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Paragraph. This indemnification shall survive acceptance of the Work and completion of the Contract. In claims against any person or entity indemnified under the terms of the Contract by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under this Contract shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for EXHIBIT “B” TO SECOND AMENDMENT TO LEASE (2400 Maguire Boulevard, Columbia, MO)

the Contractor or a Subcontractor under workers or workmen’s compensation acts, disability benefits acts or other employee benefit acts. 3.2. Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the State of Missouri and acceptable to Landlord and Tenant such insurance as will protect the Contractor from the following kinds of claims, which may arise out of or result from the Contractor’s operations under the Contract and for which the Contractor may be legally liable, whether such operations be by the Contractor or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable: (1) claims under workers’ or workmen’s compensation, disability benefit and other similar employee benefit acts which are applicable to the Work to be performed; (2) claims for damages because of bodily injury, occupational sickness or disease, or death of the Contractor’s employees; (3) claims for damages because of bodily injury, sickness or disease, or death of any person other than the Contractor’s employees; (4) claims for damages insured by usual personal injury liability coverage; (5) claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom; (6) claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle; and (7) claims involving contractual liability insurance applicable to the Contractor’s indemnity obligations set forth herein. In addition, Landlord shall carry builder’s risk insurance covering the Landlord Improvements. The coverage and limits of liability contained in the Contractor’s liability insurance required pursuant to this Paragraph shall not be less than (1) Combined single limit for Bodily or Personal Injury and Property Damage of not less than $1,000,000 each occurrence, $2,000,000 annual aggregate for commercial general liability insurance, and (2) $1,000,000 Each accident, $1,000,000 Disease - Policy and $1,000,000 Disease - Each Employee for employer’s liability insurance. All coverage shall be on an occurrence basis. With the exception of workers compensation, insurance coverages required of Contractor by the Contract shall name Landlord and Tenant as additional insureds and shall not be canceled or allowed to expire without thirty (30) days prior written notice to both Landlord and Tenant. The coverage on all such policies required from Contractor pursuant to this Contract shall be primary to any valid and collectible insurance carried by Landlord and Tenant. EXHIBIT “B” TO SECOND AMENDMENT TO LEASE (2400 Maguire Boulevard, Columbia, MO)

Exhibit “1” Approved Bid [to be attached] EXHIBIT “B” TO SECOND AMENDMENT TO LEASE (2400 Maguire Boulevard, Columbia, MO)